COMMUNITY

2023

ANNUAL MEETING OF SHAREHOLDERS

FIRST FINANCIAL BANKSHARES, INC.™

Executive Management Team

Scott Dueser

Chairman of the Board, President and Chief Executive Officer

47
At FFIN

52
In Banking



Executive Management Team



Ron Butler

Executive Vice President
Chief Administrative Officer

30 At FFIN | **41** In Banking

Michelle Hickox

Executive Vice President
Chief Financial Officer

- At FFIN | **33** In Banking



Executive Management Team



Kirk Thaxton, CTFA

Chairman, President and CEO
First Financial Trust and Asset Management

36 At FFIN | **40** In Banking

Luke Longhofer

Executive Vice President
Chief Lending Officer

12 At FFIN | **20** In Banking



Executive Management Team



Randy Roewe

Executive Vice President
Chief Risk Officer

8 At FFIN | **33** In Banking

John Ruzicka

Executive Vice President
Chief Information Officer

5 At FFIN | **43** In Banking



Executive Management Team

Stephen Lee

Southeast Texas
Banking Executive

10 At FFIN | **34** In Banking



Kyle McVey, CPA

Executive Vice President
Chief Accounting Officer

13 At FFIN | **15** In Banking



David Bailey

Executive Vice President
Commercial Banking

20 At FFIN | **20** In Banking



Senior Leadership

Marna Yerigan
Executive Vice President
Credit Administration

12 At FFIN | **41** In Banking



Rett Everett
Executive Vice President
Credit Administration

2 At FFIN | **20** In Banking



Michael Parker
Executive Vice President
Chief Compliance Officer

- At FFIN | **18** In Banking



Line of Business Executives

Troy Fore

President
First Financial Mortgage

8	38
At FFIN	In the Industry



Chris Cook

Executive Vice President
Advertising and Marketing

2	30
At FFIN	In the Industry



Monica Houston

Executive Vice President
Retail Banking and Training

29	29
At FFIN	In Banking



Line of Business Executives

Andrea Smiddy-Schlagel

Executive Vice President
Treasury Management

5 At FFIN | **35** In Banking



Maggie Tuschinski

Executive Vice President
Chief Digital Officer

2 At FFIN | **21** In Banking



Mike Wolverton

Executive Vice President
Consumer Lending

12 At FFIN | **38** In Banking



Line of Business Executives

Frank Gioia
Senior Vice President
Customer Care Center

8 At FFIN | **36** In the Industry

Brandon Harris
Senior Vice President
Appraisal Services

8 At FFIN | **21** In the Industry

Josh Brown
Senior Vice President
Human Resources

8 At FFIN | **14** In the Industry

Gary Milliorn
Vice President
Property Management

8 At FFIN | **34** In Construction






Experienced Regional CEOs and Presidents

Marelyn Shedd

Abilene Region President

33 At FFIN | **40** In Banking



Candi Kanady

Eastland Division President

22 At FFIN | **22** In Banking



Joseph Crouch

Sweetwater Division President

5 At FFIN | **27** In Banking



Experienced Regional CEOs and Presidents

Jamie Esch
Hereford

2 At FFIN | **26** In Banking



Chris Evatt
San Angelo

23 At FFIN | **23** In Banking



Austin Elsner
Cleburne

6 At FFIN | **23** In Banking



Trent Swearengin
Stephenville

24 At FFIN | **26** In Banking



Experienced Regional CEOs and Presidents

Justin Hooper
Weatherford

19 At FFIN | **30** In Banking



Shelby Bruhn
Southlake

2 At FFIN | **23** In Banking



Stephen Lee
Southeast Texas

10 At FFIN | **34** In Banking



Chris Baughman
Conroe

7 At FFIN | **40** In Banking



Experienced Regional CEOs and Presidents

Marcus Morris

Fort Worth

13 At FFIN | **15** In Banking



Shelley Dacus

Kingwood

5 At FFIN | **19** In Banking



Nora Thompson

Bryan/College Station

3 At FFIN | **32** In Banking



COMMUNITY

2023

ANNUAL MEETING OF SHAREHOLDERS

FIRST FINANCIAL BANKSHARES, INC.™

Independent Public Auditors

EY
Building a better
working world

COMMUNITY

2023

ANNUAL MEETING OF SHAREHOLDERS

FIRST FINANCIAL BANKSHARES, INC.™

Corporate Board of Directors



Vianei Lopez Braun

Chief Development Officer
Decker Jones, P.C.

Year	Committee Appointments
2020	- Compensation - Risk



April K. Anthony

CEO, VitalCaring Group,
Managing Partner Anthony Family Investment Partners, LTD.
Executive Chair of Homecare Homebase

Year	Committee Appointment
2015	- Audit

Corporate Board of Directors



Mike B. Denny

President
Batjer and Associates, Inc.

Year	Committee Appointments
2019	- Audit - Bank Directors' Loan Committee



David L. Copeland

President, SIPCO, Inc. and Shelton
Family Foundation

Year	Committee Appointments
1998	- Executive - Audit - Nominating/Corporate Governance - Risk

Corporate Board of Directors



Murray H. Edwards

Principal
The Edwards Group

Year	Committee Appointments
2006	- Executive - Risk - Nominating/Corporate Governance - Bank Directors' Loan Committee



F. Scott Dueser

Chairman of the Board, President, and CEO
First Financial Bankshares

Year	Committee Appointment
1991	- Executive

Corporate Board of Directors



Tim Lancaster

Former President and CEO
Hendrick Health System

Year	Committee Appointments
2013	- Executive - Audit - Compensation - Nominating/Corporate Governance - Bank Directors' Loan Committee



Dr. Eli Jones

Professor of Marketing,
Lowry and Peggy Mays Eminent Scholar,
Former Dean of Mays School of Business,
Texas A&M University

Year	Committee Appointment
2022	- Compensation

Corporate Board of Directors



Robert C. Nickles, Jr.

Executive Chairman
Alegacy Group, LLC

Year	Committee Appointments
2019	- Executive - Nominating/Corporate Governance - Risk

Kade L. Matthews

Ranching and Investments

Year	Committee Appointments
1998	- Compensation - Risk



Corporate Board of Directors

Johnny E. Trotter

President and CEO
Livestock Investors, Ltd.

Year	Committee Appointments
2007	- Executive - Compensation - Nominating/Corporate Governance



COMMUNITY

2023

ANNUAL MEETING OF SHAREHOLDERS

FIRST FINANCIAL BANKSHARES, INC.™

2022 Financial Review

Michelle Hickox
Chief Financial Officer

Forward Looking Statement

Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "believes," "expect," "plan," "anticipate," "target," "forecast" and "goal". Because such forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans, fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing or saving habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents and Filings" on the Company's website or by writing or calling the Company at 325.627.7155. Except as otherwise stated herein, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

2022 Overview

36th Consecutive Year of Increased Earnings

FFIN Earnings (in millions)


$120.4
$150.6
$164.8
$202.0
$227.6
$234.5
2017
2018
2019
2020
2021
2022

Strong Shareholder Earnings

Diluted Earnings Per Share


$0.91
$1.11
$1.21
$1.42
$1.59
$1.64
2017
2018
2019
2020
2021
2022

FFIN Outperforms Peers

Percentage Return on Average Assets



First Financial
Peer Group
1.72%
0.95%
1.98%
1.22%
2.08%
1.19%
1.98%
0.82%
1.89%
1.26%
1.76%
1.11%
2017
2018
2019
2020
2021
2022

Strong Return on Capital

Percentage Return on Average Equity



First Financial
Peer Group
13.63%
8.67%
15.37%
11.03%
14.37%
10.58%
12.93%
7.26%
13.31%
11.94%
16.72%
11.16%
2017
2018
2019
2020
2021
2022

Net Interest Margin

Quarterly NIM %



First Financial
Peer Group
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
3.47%
2.86%
2018
2019
2020
2021
2022

Working Harder and Smarter

Efficiency Ratio (FFIN vs. Peers)

	2017	2018	2019	2020	2021	2022
First Financial	49.26%	49.72%	48.61%	45.49%	45.84%	42.77%
Peer Group	61.01%	60.51%	59.91%	61.85%	58.80%	57.36%

Capital Ratios

	Dec. 31, 2020	Dec. 31, 2021	Dec. 31, 2022	To meet Requirements of BASEL III
Tier 1 Leverage Ratio	11.86%	11.13%	10.96%	> 4.00%
Common Equity Tier 1 Capital Ratio	20.79%	19.35%	18.22%	> 7.00%
Tier 1 Capital Ratio	20.79%	19.35%	18.22%	> 8.50%
Total Capital Ratio	22.03%	20.44%	19.29%	> 10.50%

Total Asset Growth

(in millions)



$7,255
$7,732
$8,262
$10,905
$13,102
$12,974
2017
2018
2019
2020
2021
2022

Total Loan Growth

(in millions)


*PPP Loans as of period end
$3,501
$3,975
$4,223
$5,255
$484*
$5,427
$53*
$6,454
2017
2018
2019
2020
2021
2022

Sound Lending Practices

Nonperforming Assets as a Percentage of Loans Funded + Foreclosed Assets *(FFIN vs. Peers)*

	2017	2018	2019	2020	2021	2022
First Financial	0.57%	0.75%	0.61%	0.83%	0.63%	0.38%
Peer Group	0.86%	0.82%	0.78%	0.97%	0.71%	0.59%

Total Deposit Growth

(in millions)



Noninterest-Bearing
Interest-Bearing
$5,963
$3,921
$2,042
$6,180
$4,064
$2,116
$6,604
$4,539
$2,065
$8,676
$5,693
$2,983
$10,566
$6,786
$3,780
$11,006
$6,944
$4,062
2017
2018
2019
2020
2021
2022

1st Quarter 2023 Financial Review

1st Quarter Earnings

FFIN Earnings (in millions)



$34.5
$38.3
$37.2
$56.9
$56.0
$52.6
2018
2019
2020
2021
2022
2023

Diluted Earnings Per Share – 1st Quarter

Earnings Per Share *(in actual dollars)*



$0.26
$0.28
$0.26
$0.40
$0.39
$0.37
2018
2019
2020
2021
2022
2023

Total Asset Growth

(in millions)

*As of March 31, 2023



$7,732
$8,262
$10,905
$13,102
$12,974
$13,008*
2018
2019
2020
2021
2022
2023

Total Loan Growth
(in millions)

*As of March 31, 2023
**PPP Loans as of period end


$3,975
$4,223
$5,255
$484**
$5,427
$53**
$6,454
$6,588*
2018
2019
2020
2021
2022
2023

Total Deposit Growth

(in millions)

*As of March 31, 2023



Noninterest-Bearing
Interest-Bearing
$6,180
$4,064
$2,116
$6,604
$4,539
$2,065
$8,676
$5,693
$2,983
$10,566
$6,786
$3,780
$11,006
$6,944
$4,062
$10,936*
$7,045
$3,891
2018
2019
2020
2021
2022
2023

2022 Review

Kirk W. Thaxton, CTFA
President and CEO
First Financial Trust

Growth in Trust Assets

Total Trust Assets – Book Value / Fair Value (in millions)



Book Value
Fair Value
$3,866
$5,132
$4,294
$5,599
$4,856
$6,746
$5,398
$7,510
$5,880
$8,699
$6,927
$8,755
2017
2018
2019
2020
2021
2022

Total Trust Fees

Growth in FFTAM Fees (in thousands)



$23,694
$28,181
$28,401
$29,531
$36,145
$39,995
2017
2018
2019
2020
2021
2022

Revenue from Mineral Management

(in thousands)



$2,412
$4,821
$3,749
$2,776
$4,640
$7,380
2017
2018
2019
2020
2021
2022

Total Trust Net Income

Growth in FFTAM Net Income (in thousands)


$8,579
$13,532
$13,892
$14,471
$17,723
$20,857
2017
2018
2019
2020
2021
2022

FIRST FINANCIAL TRUST

YOUR FUTURE FIRST

Managed Equity Styles

- Equity Income
- Core Domestic
- Core Diversified
- Core World
- Strategic Growth



FIRST FINANCIAL TRUST

YOUR FUTURE FIRST

First Financial Trust Locations



40
27
35
30
20
10
37
Sweetwater
Fort Worth
Abilene
Stephenville
Odessa
San Angelo
Bryan/
College
Station
Beaumont
Houston
(Kingwood)

- Abilene
- Sweetwater
- Stephenville
- San Angelo
- Fort Worth
- Odessa
- Beaumont
- Houston (Kingwood)
- Bryan/College Station

Susie Stalcup – New Board Member

October 2022



Susie Stalcup

Trust Board of Directors

Book Value of Trust Assets
(in millions)



$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
04
05
06
07
08
09
10
11
12
13
14
15
16
17
18
19
20
21
22
23

FIRST FINANCIAL TRUST

YOUR FUTURE FIRST

MOMENTUM

Deposit Account Growth

**As of March 31, 2023*



11,897**
16,095*
10,529
4,380
2020
2021
2022
2023*

Total Number of Accounts	303,169		319,264		329,793		334,173

**(Excluding Bryan/ College Station Acquisition)

COMMUNITY

Marcus Morris

Walter Johnson Award Recipient



Forbes – Number 2 Bank in the Nation

February 2023

NUMBER 2
IN THE NATION

Forbes 2023

AMERICA'S
BEST BANKS

#7 Bank in the Nation

FIRST FINANCIAL BANK
MEMBER FDIC

S&P Global

36th Consecutive Year of Increased Earnings

FFIN Earnings (in millions)


$120.4
$150.6
$164.8
$202.0
$227.6
$234.5
2017
2018
2019
2020
2021
2022

1st Quarter Earnings

FFIN Earnings (in millions)


$34.5
$38.3
$37.2
$56.9
$56.0
$52.6
2018
2019
2020
2021
2022
2023

Strong Stock Performance

Through March 31, 2023



700%
600%
500%
400%
300%
200%
100%
0%
-100%
Dow Jones
NASDAQ
S&P 500
FFIN
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Diverse Footprint Across Texas



Amarillo
Hereford
Abilene
Odessa
San Angelo
Dallas
Fort Worth
Waco
Bryan / College Station
Austin
Huntsville
Conroe
Orange
Houston
San Antonio

www.ffin.com/locations

COMMUNITY

New Locations and Buildings

Bryan/College Station


FIRST
FINANCIAL
BANK


FIRST FINANCIAL BANK
FIRST FINANCIAL BANK
FIRE LANE NO PARKING

Lumberton

Opened – November 2022


FIRST FINANCIAL BANK
FIRE LANE NO PARKING TOW AWAY
Huntsville
Opened – March 2023


FIRST FINANCIAL BANK
Bryan/College Station
Opened – March 2023

COMMUNITY

Regional Board and Management Changes

Management Changes

January 2022



Vianei Lopez Braun

Chairman of the Board

Fort Worth Region

Management Changes

January 2022



Luke Longhofer

Executive Vice President

Chief Lending Officer

Management Changes

January 2022



Kyle McVey

Executive Vice President
Chief Accounting Officer

Management Changes

February 2022



Shelby Bruhn

President & CEO

Southlake Region

Management Changes

April 2022



Jamie Esch

Chairman & CEO
Hereford Region

Management Changes

April 2022



Rett Everett

Executive Vice President
Credit Administration

Management Changes

January 2023



Michael Parker

Executive Vice President
Chief Compliance Officer

Management Changes

January 2023

Michelle Hickox

Executive Vice President
Chief Financial Officer



Diversity and Inclusion



EMPLOYEE BASE
1,501 EMPLOYEES


28% | 72%

EMPLOYEE DIVERSITY
FEMALE 72% | MALE 28%



MINORITIES
(Racial, Veterans, and Disabled)
42.5% MINORITY

www.ffin.com/diversity

COMMUNITY

First Financial Bankshares, Inc. Board Changes

Dr. Eli Jones



Dr. Eli Jones

Professor of Marketing,
Lowry and Peggy Mays Eminent Scholar,
Former Dean of Mays School of Business,
Texas A&M University

Murray H. Edwards

Murray H. Edwards

Principal
The Edwards Group



Dividends Per Share

Annual Dividends Declared per Share


$0.41
$0.47
$0.51
$0.58
$0.66
2018
2019
2020
2021
2022

Dividend Announcement

Increase cash dividend to $0.18 per quarter – 5.9% increase

- Shareholders of record as of June 15, 2023
- Dividend payable July 3, 2023

COMMUNITY

2023

ANNUAL MEETING OF SHAREHOLDERS

FIRST FINANCIAL BANKSHARES, INC.™

FIRST FINANCIAL BANKSHARES, INC.™